Debt and Other Financing Arrangements	12 Months Ended
Dec. 31, 2013
Debt And Other Financing Arrangements Disclosure [Abstract]
Debt and Other Financing Arrangements [Text Block]

Note 9. Debt and Other Financing Arrangements

(Dollars in millions)	2013	2012

Commercial Paper	$250.0	$50.0
2.05% Senior Notes, Due 2014 (effective interest rate 1.09%)	300.0	300.0
3.25% Senior Notes, Due 2014 (effective interest rate 1.53%)	400.0	400.0
3.20% Senior Notes, Due 2015 (effective interest rate 1.56%)	450.0	450.0
5.00% Senior Notes, Due 2015 (effective interest rate 5.13%)	250.0	250.0
3.20% Senior Notes, Due 2016 (effective interest rate 3.21%)	900.0	900.0
2.25% Senior Notes, Due 2016 (effective interest rate 2.29%)	1,000.0	1,000.0
1.30% Senior Notes, Due 2017 (effective interest rate 0.99%)	900.0	—
1.85% Senior Notes, Due 2018 (effective interest rate 1.85%)	500.0	500.0
2.40% Senior Notes, Due 2019 (effective interest rate 2.44%)	900.0	—
4.70% Senior Notes, Due 2020 (effective interest rate 4.70%)	300.0	300.0
4.50% Senior Notes, Due 2021 (effective interest rate 4.58%)	1,000.0	1,000.0
3.60% Senior Notes, Due 2021 (effective interest rate 4.29%)	1,100.0	1,100.0
3.15% Senior Notes, Due 2023 (effective interest rate 3.21%)	800.0	800.0
4.15% Senior Notes, Due 2024 (effective interest rate 4.07%)	1,000.0	—
5.30% Senior Notes, Due 2044 (effective interest rate 5.30%)	400.0	—
Other	41.9	54.8

Total Borrowings at Par Value	10,491.9	7,104.8
Fair Value Hedge Accounting Adjustments	12.9	33.8
Unamortized Discount	(17.5)	(14.3)

Total Borrowings at Carrying Value	10,487.3	7,124.3
Less: Short-term Obligations and Current Maturities	987.7	93.1

Long-term Obligations	$9,499.6	$7,031.2

The effective interest rates for the fixed-rate debt include the stated interest on the notes, the accretion of any discount and, if applicable, adjustments related to hedging, as discussed below.

The annual repayment requirements for debt obligations are as follows:

(In millions)

2014	$981.3
2015	707.1
2016	1,902.4
2017	900.5
2018	500.6
2019 and thereafter	5,500.0

$10,491.9

See Note 12 for fair value information pertaining to the company’s long-term obligations.

Short-term obligations and current maturities of long-term obligations in the accompanying balance sheet included $280.0 million and $91.7 million at year-end 2013 and 2012, respectively, of commercial paper, short-term bank borrowings and borrowings under lines of credit of certain of the company’s subsidiaries. The weighted average interest rate for short-term borrowings was 0.58% and 1.01% at December 31, 2013 and 2012, respectively. In addition to available borrowings under the company’s revolving credit agreements, discussed below, the company had unused lines of credit of $60.8 million as of December 31, 2013. These unused lines of credit generally provide for short-term unsecured borrowings at various interest rates.

Credit Facilities

In 2013, the company entered a revolving credit facility with a bank group that provides for up to $1.50 billion of unsecured multi-currency revolving credit. The facility expires in July 2018. The agreement calls for interest at either a LIBOR-based rate or a rate based on the prime lending rate of the agent bank, at the company’s option. The agreement contains affirmative, negative and financial covenants, and events of default customary for financings of this type. The financial covenant requires the company to maintain a Consolidated Leverage Ratio of debt to EBITDA (as defined in the agreement) below 3.5 to 1.0 prior to the closing date of the Life Technologies Acquisition, below 5.5 to 1.0 during the first six months after the closing date of the Life Technologies Acquisition and decreasing, based on the passage of time, to 3.5 to 1.0, after 18 months and an Interest Coverage Ratio of EBITDA (as defined in the agreement) to interest expense below 3.0 to 1.0. The credit agreement permits the company to use the facility for working capital; acquisitions; repurchases of common stock, debentures and other securities; the refinancing of debt; and general corporate purposes. The credit agreement allows for the issuance of letters of credit, which reduces the amount available for borrowing. If the company borrows under this facility, it intends to leave undrawn an amount equivalent to outstanding commercial paper ($250 million at December 31, 2013) to provide a source of funds in the event that commercial paper markets are not available. As of December 31, 2013, no borrowings were outstanding under the facility, although available capacity was reduced by approximately $43 million as a result of outstanding letters of credit.

Commercial Paper Program

The company has a U.S. commercial paper program pursuant to which it may issue and sell unsecured, short-term promissory notes (CP Notes). Maturities may not exceed 397 days from the date of issue and the CP Notes rank pari passu with all of the company’s other unsecured and unsubordinated indebtedness. CP Notes are issued on a private placement basis under customary terms in the commercial paper market and are not redeemable prior to maturity nor subject to voluntary prepayment. CP Notes are issued at a discount from par, or, alternatively, are sold at par and bear varying interest rates on a fixed or floating basis. As of December 31, 2013, outstanding borrowings under this program were $250 million, with a weighted average remaining period to maturity of 12 days. The weighted average interest rate on the outstanding CP Notes as of December 31, 2013 was 0.47%.

Term Loan

In connection with the planned acquisition of Life Technologies, the company entered into a bridge credit agreement and a term loan agreement. The bridge credit agreement was a 364-day unsecured committed bridge facility which was terminated in December 2013 by the company upon securing long-term financing for the acquisition. The term loan agreement is a 3-year unsecured $5 billion term loan facility. In January 2014, the company borrowed $5.00 billion under the term loan facility to partially fund the acquisition. The term loan agreement calls for interest at either a LIBOR-based rate or a rate based on the prime lending rate of the agent bank, at the company’s option. The term loan agreement contains affirmative, negative and financial covenants, and events of default customary for financings of this type. The financial covenants require the company to maintain a Consolidated Leverage Ratio of debt to EBITDA (as defined in the agreements) below 5.5 to 1.0 during the first six months after the borrowing date and decreasing, based on the passage of time, to 3.5 to 1.0, beginning 18 months after the borrowing date. The company must also maintain a minimum interest coverage ratio of 3.0 to 1.0.

Senior Notes

Interest on each of the senior notes is payable semi-annually. Each of the notes may be redeemed at any time at a redemption price of 100% of the principal amount plus a specified make-whole premium plus accrued interest. The company is subject to certain affirmative and negative covenants under the indentures governing the senior notes, the most restrictive of which limits the ability of the company to pledge principal properties as security under borrowing arrangements.

Interest Rate Swap Arrangements

In December 2013, upon the issuance of $900 million principal amount of 1.30% Senior Notes due 2017, the company entered into LIBOR-based interest rate swap arrangements with various banks. The aggregate amount of the swaps is equal to the principal amount of the 1.30% Notes and the payment dates of the swaps coincide with the payment dates of the 1.30% Notes. The swap contracts provide for the company to pay a variable interest rate of one-month LIBOR plus a spread of 0.6616% (0.83% at December 31, 2013) and to receive a fixed rate of 1.30%. The variable interest rate resets monthly. The swaps have been accounted for as a fair value hedge of the 1.30% Notes. See Note 12 for additional information.

In August 2011, the company terminated its fixed to floating rate swap arrangements on its 2.15% Senior Notes due 2012, 2.05% Senior Notes due 2014, 3.25% Senior Notes due 2014 and 3.20% Senior Notes due 2015. These swap arrangements were accounted for as fair value hedges. As a result of terminating these arrangements, the company received $63 million (excluding accrued interest) in cash. The proceeds were recorded as part of the carrying value of the underlying debt, which will be amortized as a reduction of interest expense over the remaining terms of the respective debt instruments.

Cash Flow Hedge Arrangements

In 2013, prior to issuing the 4.15% Senior Notes due 2024, the company entered into interest rate swap agreements to mitigate the risk of interest rates rising prior to completion of a debt offering. Based on the company’s conclusion that a debt offering was probable as a result of near-term debt maturities and that such debt would carry semi-annual interest payments over a 10-year term, the swaps hedged the cash flow risk for each of the semi-annual fixed-rate interest payments on $700 million of principal amount of the planned 10-year fixed-rate debt issue. In December 2013, the company issued senior notes and terminated the swap arrangements. The company received $11 million at the termination of these agreements and recorded a gain of $1 million on the ineffective portion in other expense, net in the accompanying statement of income. The remaining favorable change in the fair value of the hedge upon termination (the effective portion) was $6 million, net of tax, and was classified as an increase to accumulated other comprehensive items within shareholder’s equity and is being amortized to interest expense over the term of the debt through 2024.

In 2011, prior to issuing the 3.60% Senior Notes due 2021, the company entered into hedging agreements (treasury locks) with several banks to mitigate the risk of interest rates rising prior to completion of a debt offering. Based on the company’s conclusion that a debt offering was probable and that such debt would carry semi-annual interest payments over a 10-year term, the agreements hedged the cash flow risk for each of the semi-annual fixed-rate interest payments on $850 million of principal amount of the 10-year fixed rate debt issue (or subsequent financings of such debt). The company paid $59 million at the termination of this agreement. The unfavorable change in the fair value of the hedge upon termination was $37 million, net of tax, and was classified as a reduction of accumulated other comprehensive items within shareholders’ equity and is being amortized to interest expense over the term of the debt through 2021.

3.25% Senior Subordinated Convertible Notes due 2024

During the first quarter of 2011 following issuance of a redemption notice by the company, holders of the company’s 3.25% Senior Subordinated Convertible Notes due 2024 exercised conversion rights for substantially all of the remaining $329 million principal outstanding. The balance not converted by holders was redeemed by the company. The company paid the principal and the premium due upon conversion/redemption in cash for a total outlay of $452 million. The premium was charged to capital in excess of par value when paid.